REINSURANCE COVER NOTE

                                                          Agreement No:  970069


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------

                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania
                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK Binghamton, New York
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     (hereinafter referred to as the "Company")

TYPE:                COMMERCIAL AUTOMOBILE PHYSICAL DAMAGE EXCESS OF LOSS
----                 REINSURANCE AGREEMENT

PERIOD:              Continuous from January 1, 1997 at 12:01 a.m., Eastern
------               Standard Time, subject to cancellation at any January 1
                     anniversary thereafter by either party giving ninety (90) days' prior written notice.

                     In the event of cancellation the Company shall have the option to cancel on a cut-off basis or on a run-off basis.

                     If run-off is chosen, the Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior cancellation of said policies at expiring terms, not to exceed twelve (12) months after the effective date of cancellation. The additional premium to reinsurers for run-off shall be the expired rate applied to the unearned premium in force at the time of cancellation.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrence whether any such individual losses take place before or after such termination.


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
                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970069

CLASS:               All in-force, new and renewal business classified by the
-----                Company as Commercial Automobile Physical Damage (including
                     Collision).

EXCLUSIONS:          This Agreement shall not apply to:
----------

                     1. Assumed reinsurance other than business assumed via intra-company reinsurance and from United Pacific Insurance Company and Reliance Insurance Company,
                     2. Loss or liability excluded by the provision of the "Nuclear Incident Exclusion Clauses - Physical Damage
                          - Reinsurance - USA and Canada."
                     3.   Financial Guarantee and Insolvency.
                     4.   Insolvency Funds.
                     5.   War Risks.
                     6. Loss or liability excluded by the provisions of the "Pools, Associations, Syndicates Exclusion Clause." It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an Assigned Risk Plan or similar plan.
                     7. Bodily Injury and Property Damage Liability, including Personal Injury Liability and Medical Payments.
                     8.   Personal Accident and Health.

TERRITORIAL
SCOPE:             As per the Company's original policies.
-----

LIMIT AND
RETENTION:         100% of $375,000 each and every loss occurrence, each and
---------          every vehicle, in excess of $125,000 each and every loss
                   occurrence, each and every vehicle.

GROSS RATE:        3.00%. Rate applies to the Company's Gross Net Earned Premium
----------         Income estimated to be $3,127,150 for 1997.

NET RATE:          2.03%.
--------

CEDING
COMMISSION:        32.5% of ceded earned premium.
----------


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
                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970069

REPORTS AND
ACCOUNTS:          Accounts and premium are due and payable quarterly thirty
--------           (30) days after the close of each calendar quarter.

CLAUSES:           Parties to the Agreement.
-------            Net Retained Lines.
                   Ultimate Net Loss - Loss Adjustment Expenses included in the limit of the Agreement.
                   Extra Contractual Obligations on a 90%/10% basis within the limit of the Agreement.
                   Loss in Excess of Policy Limits on a 90%/10% basis within the limit of the Agreement.
                   Subrogation.
                   Salvage and Recoveries.
                   Definition of Loss Occurrence.
                   Loss Notice and Settlements.
                   Funding of Reserves.
                   Currency.
                   Taxes.
                   Access to Records.
                   Errors and Omissions not to override Loss Notice and
                     Settlements, and not to apply to Exclusions.
                   Original Conditions.
                   Insolvency.
                   Arbitration.
                   Federal Excise Tax.
                   Service of Suit - NMA 1998- Mendes & Mount (where
                     applicable).
                   Offset.
                   Severability.
                   Minet Re North America, Inc. Intermediary.

WORDING:           As per expiring Reinsurance Agreement as far as applicable
-------            and as noted herein, which complies with the requirements of the State of New York Insurance Department.

REINSURERS:
----------

                     NAIC
   FEIN No.          No.        Through Minet Re North America             Share
   --------          ----       ------------------------------             -----

   23-0580680        24457      Reliance Insurance Company
                                  through Reliance Reinsurance Corp.        25%
                                  Philadelphia, Pennsylvania
   16-0366830        22314      Underwriters Reinsurance Company            25%
                                  Concord, New Hampshire                    --

                                    TOTAL PLACEMENT:                        50%
                                                                            ===


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
                                                         REINSURANCE COVER NOTE

                                                          Agreement No:  970069


We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY



___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.


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